UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 29, 2023
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 29, 2023, PubMatic, Inc. (the “Company”) and Jeffrey K. Hirsch, the Company’s Chief Commercial Officer, agreed that effective April 1, 2023, Mr. Hirsch would transition into a new role as a strategic advisor to the Company and the Company’s Board of Directors through December 22, 2023. On March 30, 2023, the Company entered into a strategic advisor agreement with Mr. Hirsch (the “Advisor Agreement”). The Advisor Agreement provides that Mr. Hirsch will receive a cash payment of $3,750 per month during the Advisor Period and will be granted restricted stock units having an aggregate value of $116,667, which will vest in equal monthly installments during the Advisor Period. The foregoing description of the Advisor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.
For purposes of the Retention Agreement, dated as of January 29, 2021, by and between the Company and Mr. Hirsch (the “Retention Agreement”), Mr. Hirsch’s departure as Chief Commercial Officer will be treated as a Qualifying Termination (as defined in the Retention Agreement) and Mr. Hirsch will be entitled to receive the severance benefits set forth in the Retention Agreement on the terms and subject to the conditions therein. The Retention Agreement was previously filed as Exhibit 10.5 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 25, 2021, which is incorporated by reference herein.
Upon Mr. Hirsch’s transition to strategic advisor, Paulina Klimenko will expand her role as the Company’s Chief Growth Officer to include the EMEA and APAC business streams. Ms. Klimenko has served as the Company’s Chief Growth Officer since February 2021. Prior to her current position, Ms. Klimenko served as the Company’s SVP Business and Corporate Development, GM of Mobile from May 2018 to February 2021 and Senior Vice President of Business and Corporate Development from March 2015 to May 2018. Ms. Klimenko earned her undergraduate degree at the Finance Academy of Moscow and her M.B.A. from the University of Michigan’s Ross School of Business.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: April 4, 2023	By:	/s/ Steve Pantelick
Steve Pantelick
Chief Financial Officer